UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 17, 2014
Date of Report (Date of earliest event reported)

TECHNOLOGIES SCAN CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-173569	99-0363559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12100 Singletree Lane Suite 186 Eden Prarie, Minnesota 55344	55344
(Address of principal executive offices)	(Zip Code)

(612) 296-7305
Registrant’s telephone number, including area code

N/A
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3 - SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Conversion of Debt

The Board of Directors (the "Board") of Technologies Scan Corp., a Nevada corporation (the "Company"), approved the execution of those certain convertible promissory notes dated March 17, 2014 (collectively, the "Promissory Notes") with certain lenders who had previously advanced and loaned monies to the Company for working capital purposes. During 2010 and 2011, the Company had received monies from certain lenders pursuant to which the Company and the respectivelender verbally agreed that the principal loaned would be interest free, payable upon demand, and the lender had the right in its sole discretion to convert the principal due and owing into shares of the Company's common stock at a conversion price equal to par value ($0.001). Subsequently, the Company and respective lender entered into those certain written amendments to the promissory notes dated December 12, 2013 pursuant to which the amendment confirmed the verbal agreement and the conversion terms and that any such conversion must be completed by March 31, 2014 (collectively, the "Amendments"). The loans reflected below were all evidenced on the Company's financial statements for fiscal years commencing 2010 through current date.

The Company and certain lenders (collectively, the "Lenders") desired to enter into a convertible promissory note dated March 17, 2014, which would evidence their entire agreement concerning the original loan of funds by the Lender and all terms of the loan, including the original terms of agreement, including conversion terms as follows:

Lender		Date of Original Loan	Principal Amount Loaned

9185-5643 Quebec Inc.	`	June 16, 2010	$21,000.00
Michel St.-Hilaire		October 24, 2011	$7,500.00
Elden Brochu		August 18, 2010	$10,500.00
Gina Drouin		August 18, 2010	$10,500.00
Christian Fontaine		October 24, 2011	$7,500.00
Ferme Simen Inc.		June 14, 2010	$21,000.00

Subsequently, each Lender and certain assignees (collectively, the "Assignees") entered into that certain debt purchase and assignment agreement and associated instrument of assignment and transfer assignment/assumption of debt dated February 24, 2014 (collectively, the "Debt Purchase Agreements"), pursuant to which the Assignees paid for acquisition of the respective Lender's right, title and interest in and to the respective Convertible Note and underlying debt, including the right to convert. On March 17, 2014, the Company received those certain notices of conversion (collectively, the Notices of Conversion").

Therefore, effective on March 17, 2014, the Board of Directors approved the issuance of an aggregate 78,000,000 shares of its restricted common stock to the Assignees in accordance with the terms and provisions of the respective Notices of Conversion. The shares of common stock were issued at $0.001 per share. The shares of common stock were issued to three United States residents and two non-United States residents in reliance on Section 4(2) and Regulation D and/or Regulation S promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The securities have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The Assignees acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Corporation's management concerning any and all matters related to acquisition of the securities.

Securities Exchange Agreement

On March 11, 2014, the Board of Directors authorized the execution of that certain securities exchange agreement dated March 11, 2014 (the "Securities Exchange Agreement") among  the Company, PetVivo Inc., a Minnesota corporation ("PetVivo"), and the shareholders of PetVivo who hold of record the total issued and outstanding shares of common stock of PetVivo (the “PetVivo Shareholders”). In accordance with the terms and provisions of the Securities Exchange Agreement, the Company acquired all of the issued and outstanding shares of stock of PetVivo from the PetVivo Shareholders, thus making PetVivo its wholly-owned subsidiary, in exchange for the issuance to the PetVivo Shareholders of a further 1,222,000,000 shares of its restricted common stock of the Company.  The Company had previously issued an aggregate 2,310,939,804 shares of its restricted common stock to the PetVivo Shareholders and was required under the terms and provisions of the Securities Exchange Agreement to issue further shares to meet the agreed upon equity percentage.

The further shares of common stock were issued at $0.001 per share. The shares of common stock were issued to five United States residents in reliance on Section 4(2) and Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). The securities have not been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. The PetVivo Shareholders acknowledged that the securities to be issued have not been registered under the Securities Act, that they understood the economic risk of an investment in the securities, and that they had the opportunity to ask questions of and receive answers from the Corporation's management concerning any and all matters related to acquisition of the securities.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the beneficial ownership of our common stock as of March 24, 2014 by each person or entity known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, each of our directors and named executive officers, and all of our directors and executive officers as a group. As of the date of this Current Report, there are 3,750,946,480 shares of common stock issued and outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class (1)
Common Stock	John Lai 12100 Singletree Lane Suite 186 Eden Prarie, Minnesota 55344	1,771,769,312 shares President/CEO and Director	47.14%
Common Stock	John F. Dolan 12100 Singletree Lane Suite 186 Eden Prarie, Minnesota 55344	1,961,648,410 shares (2) Treasurer/CFO and Director	28.30%
Common Stock	All directors and named executive officers as a group (2 members)	3,733,417,722 shares (2)	99.53%
	5% or Greater Beneficial Owners
Common Stock	David B. Masters 1000 Westgate Drive Suite 127 St.Paul, Minnesota 55114	228,783,041 shares (3)	9.31%
Common Stock	Randall A.Meyer 1000 Westgate Drive Suite 127 St.Paul, Minnesota 55114	228,783,041 shares	9.31%
Common Stock	Gel-Del Technologies Inc. 1000 Westgate Drive Sutie 127 St. Paul, Minnesota 55114	703,055,020 shares	18.71%

(1)	Percentage of beneficial ownership of our common stock is based on 3,750,946,480 shares of common stock outstanding as of March 24, 2014.
(2)
Of the shares disclosed, Mr. Dolan directly holds 358,593,290 shares of record. Mr. Dolan is a director of Gel-Del Technologies Inc., and, therefore, together with David Masters, has dispositive authority and power over the shares held of record by Gel-Del Technologies Inc. Thus, the 703,055,020 shares held of record by Gel-Del Technoloiges Inc. is included as indirect beneficial ownership.

(3)
Of the shares disclosed, Mr. Masters directly holds 349,761,041 shares of record. Mr. Masters is a director and the chief executive officer of Gel-Del Technologies Inc. and, therefore, together with John Dolan, has dispositive authority and power over the shares held of record by Gel-Del Technologies Inc.  Thus, the 703,055,020 shares held of record by Gel-Del Technologies Inc. is included as indirect beneficial ownership.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.  In accordance with Securities and Exchange Commission rules, shares of our common stock which may be acquired upon exercise of stock options or warrants which are currently exercisable or which become exercisable within 60 days of the date of the table are deemed beneficially owned by the optionees.  Subject to community property laws, where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of our common stock indicated as beneficially owned by them.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TECHNOLOGIES SCAN CORP.

Date: March 24, 2014	By:	/s/ John Lai
	Name	John Lai
	Title:	President/Chief Executive Officer